THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT
WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
-------------------------------------------------------------------------------

Warrant No. CS98-21                                   Number of Shares: 283,019
Date of Issuance: February 27, 1998                     (subject to adjustment)

                         CENTURA SOFTWARE CORPORATION

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

     Centura Software Corporation (the "COMPANY"), for value received, hereby certifies that Rochon Capital Group, Ltd., or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to 283,019 shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a purchase price of $2.12 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "WARRANT STOCK" and the "PURCHASE PRICE," respectively.

    1. EXERCISE.

       (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer to the Registered Holder.

       (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

       (c) NET ISSUE EXERCISE.

            (i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the

Company together with notice of such election in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                            X = Y (A - B)
                                ---------
                                    A

Where  X = The number of shares of Common Stock to be issued to the
           Registered Holder.

       Y = The number of shares of Common Stock as to which the Warrant is being exercised

       A = The fair market value of one share of Common Stock (at the date of such calculation).

       B = The Purchase Price (as adjusted to the date of such calculation).

           (ii) For purposes of this Section 1(c), the fair market value of one share of Common Stock on the date of calculation shall mean:

                (1) if the Company's Common Stock is traded on a securities exchange, The Nasdaq Stock Market, or The Nasdaq SmallCap Market, the fair market value shall be deemed to be the closing price on the trading day immediately preceding the date of exercise of the Warrant; or

                (2) if the Company's Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the closing bid or sales price (whichever is applicable) on the trading day immediately preceding the date of exercise of the Warrant; or

                (3) if neither (1) nor (2) is applicable, the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in
Section 5(b) below, in which case the fair market value per share of Common Stock shall be deemed to be the value of the consideration per share received by the holders of such stock pursuant to such acquisition.

       (d) DELIVERY TO HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

           (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in
Section 1(a) above.

     2. ADJUSTMENTS.

        (a) STOCK SPLITS AND DIVIDENDS. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

        (b) RECLASSIFICATION, ETC. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization or merger or conveyance on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receiv-able upon the exercise of this Warrant after such consummation.

       (c) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a) or 2(b) above.

     3. TRANSFERS.

        (a) UNREGISTERED SECURITY. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant

Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect until such time as the registration of the Warrant Stock is effective or until such time as the Warrant Stock has been held by the holder (after giving effect to permissible tacking under Rule 144) for at least two years, at and after which time no legend shall be required.

        (b) TRANSFERABILITY. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of EXHIBIT B hereto) at the principal office of the Company, PROVIDED, HOWEVER, that this Warrant may not be transferred in part unless the transferee and any subsequent tranferee acquires the right to purchase at least 25,000 shares (as adjusted pursuant to Section 2) of Warrant Stock hereunder.

        (c) WARRANT REGISTER.   The Company will maintain a register
containing the names and addresses of the Registered Holders of this Warrant.
 Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

     4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "EXPIRATION DATE"): (a) February 27, 2003, or (b) the effective date of the sale, conveyance, disposal, or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, PROVIDED that this Section 5(b) shall not apply a merger effected exclusively for the purpose of changing the domicile of the Company.

     6. NOTICES OF CERTAIN TRANSACTIONS.  In case:

        (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

        (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

        (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    10. NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

    11. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

    12. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

    13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

    14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

    15. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

    16. REGISTRATION OF SECURITIES.

        (a) As soon as possible after the original date of issuance of this Warrant, the Company shall use its best efforts to prepare and file a registration statement on Form S-3 (the "REGISTRATION STATEMENT") with the Commission under the Act to register the resale of the Common Stock issuable upon exercise of the Warrant ("REGISTRABLE SECURITIES") and thereafter shall use its best efforts to secure the effectiveness of such Registration Statement.

        (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and Purchaser or any transferee of the Registrable Securities (each, a "HOLDER") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and the Holder (in an amount for Holder's counsel not to exceed $5,000), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, brokerage or underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for Holder in excess of $5,000.

        (c) In the case of any registration effected by the Company pursuant to these registration provisions, and subject to the limitations on registration set forth in Section 16(d) below, the Company will use commercially reasonable efforts to: (i) keep such registration effective until two (2) years after the issuance date set forth on page 1 hereof; (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (v) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; and (vi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

        (d) The Company may, by written notice to Holder, delay the filing or effectiveness of, or suspend, the Registration Statement, and require that Holder immediately cease sales of shares pursuant to such Registration Statement in any period during which the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction ("COMPANY ACTIVITY") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Act in connection with the Registration Statement would require disclosure of the Company Activity; provided, however, that (A) the Company shall use commercially reasonable efforts to minimize the length of any such period of delay or suspension, (B) any such delay or suspension shall be applied in the same manner to any other resale registration statement then in effect, (C) no such suspension period shall extend longer than forty-five (45) consecutive calendar days, (D) no such suspension period may be imposed within forty-five
(45) days following the completion of a prior suspension period, and (E) the Company shall not impose suspension periods which, in the aggregate, exceed ninety (90) days in any twelve (12) month period. If the Company delays or suspends the Registration Statement or requires Holder to cease sales of shares pursuant to this Section 4(d), the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and/or give written notice to Holder authorizing it to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Act, the Company shall enclose such revised prospectus with the notice to Holders given pursuant to this Section 4(d), and Holder shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus. If the Company delays or suspends the Registration Statement or requires Holder to cease sales of shares pursuant to this Section 4(d), the Company shall extend the period during which it maintains effectiveness of the Registration Statement by the number of days of any such period of delay or suspension.

        (e) Holder hereby agrees to comply with the registration provisions herein described. Holder will only sell Registrable Securities at such time that information required to be included in the Registration Statement and previously supplied by Holder is accurate. The Company shall furnish to Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing. Holder agrees that the Company may impose a legend setting forth the provisions of
Section 16(e) on the Registrable Securities during the period of registration.

        (f) With a view to making available to the holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit Holder to sell Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company hereby covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the issuance of this Warrant; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and Exchange Act.

        (g) Indemnification.

              (i) To the extent permitted by law, the Company will indemnify and hold harmless Holder, any underwriter (as defined in the Act) for Holder, its officers, directors, shareholders or partners and each person, if any, who controls Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):
(A) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 16(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; further provided, however, that the foregoing indemnity with respect to any untrue statement in or omission from any preliminary prospectus shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities if a copy of the final prospectus or any amendment thereto had not been sent or given to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person if required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus or amendment and such final prospectus or amendment was distributed to the Holder prior to such sale of Registrable Securities.

             (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 16(g)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 16 (g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 16(g)(ii) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

            (iii) Promptly after receipt by an indemnified party under this
Section 16(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 16(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if and only if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 16(g).

    17. RESALE RESTRICTIONS. Holder agrees that it will not sell any Registrable Securities issued hereunder until the effectiveness of the Registration Statement to be filed pursuant to Section 16 above. Notwithstanding the foregoing, the Company may suspend resales by the Holder if an underwriter reasonably determines that such resales would adversely affect the Company's ability to raise additional capital in a public offering of the Company's equity securities and such underwriter issues a written opinion to the Company to that effect. Any such suspension of resales by the Holder pursuant to the foregoing sentence will not exceed 120 calendar days commencing on the date of the
secondary offering.   The volume and resale restrictions set forth in this
Section 17 shall be set forth in any and all Registration Statements brought effective pursuant to Section 16 above, and the Company shall instruct its transfer agent, broker dealers and market makers to enforce the volume restrictions set forth herein. If the Company suspends resales by the Holder pursuant to this Section 17, the Company shall extend the period during which it maintains effectiveness of the Registration Statement by the number of days of any such period of suspension.




[SIGNATURE PAGE FOLLOWS]

Executed as of the date first set forth herein above.

                                       CENTURA SOFTWARE CORPORATION


                                       By /s/ John Bowman
                                          -------------------------

                                       Title:   CFO
                                              ---------------------

                                       Address: 975 Island Drive
                                                Redwood Shores, CA 94065

                                       Fax Number:(650)-596-4376

                                   EXHIBIT A
                                   ---------

                                 PURCHASE FORM
                                 -------------

To: Centura Software Corporation                         Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-[WarrantNo], hereby irrevocably elects to purchase _______ shares of the Common Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

     The undersigned further acknowledges that it has reviewed the representations and warranties contained in Section 4 of the Purchase Agreement (as defined in the Warrant) and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Purchase Agreement, PROVIDED that the term "Seller" shall refer to the undersigned and the term "Securities" shall refer to the Warrant Stock.

                                       Signature:
                                                  -----------------------------

                                       Address:
                                                  -----------------------------

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

    NAME OF ASSIGNEE         ADDRESS/FAX NUMBER          NO. OF SHARES
------------------------  ------------------------  ------------------------







Dated:                                 Signature:
       -----------------------------              -----------------------------

                                                  -----------------------------

                                       Witness: -------------------------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT
WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
-------------------------------------------------------------------------------

Warrant No. CS98-22                                    Number of Shares: 71,698
Date of Issuance: February 27, 1998                     (subject to adjustment)

                         CENTURA SOFTWARE CORPORATION

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

     Centura Software Corporation (the "COMPANY"), for value received, hereby certifies that Rochon Capital Group, Ltd., or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to 71,698 shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a purchase price of $2.12 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "WARRANT STOCK" and the "PURCHASE PRICE," respectively.

    1. EXERCISE.

       (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer to the Registered Holder.

        (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

        (c) NET ISSUE EXERCISE.

             (i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the

Company together with notice of such election in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                            X = Y (A - B)
                                ---------
                                    A

Where  X = The number of shares of Common Stock to be issued to the
           Registered Holder.

       Y = The number of shares of Common Stock as to which the Warrant is being exercised

       A = The fair market value of one share of Common Stock (at the date of such calculation).

       B = The Purchase Price (as adjusted to the date of such calculation).

           (ii) For purposes of this Section 1(c), the fair market value of one share of Common Stock on the date of calculation shall mean:

                (1) if the Company's Common Stock is traded on a securities exchange, The Nasdaq Stock Market, or The Nasdaq SmallCap Market, the fair market value shall be deemed to be the closing price on the trading day immediately preceding the date of exercise of the Warrant; or

                (2) if the Company's Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the closing bid or sales price (whichever is applicable) on the trading day immediately preceding the date of exercise of the Warrant; or

                (3) if neither (1) nor (2) is applicable, the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in
Section 5(b) below, in which case the fair market value per share of Common Stock shall be deemed to be the value of the consideration per share received by the holders of such stock pursuant to such acquisition.

       (d) DELIVERY TO HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

           (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in
Section 1(a) above.

     2. ADJUSTMENTS.

        (a) STOCK SPLITS AND DIVIDENDS. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

       (b) RECLASSIFICATION, ETC. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization or merger or conveyance on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receiv-able upon the exercise of this Warrant after such consummation.

       (c) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a) or 2(b) above.

     3. TRANSFERS.

        (a) UNREGISTERED SECURITY. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant

Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect until such time as the registration of the Warrant Stock is effective or until such time as the Warrant Stock has been held by the holder (after giving effect to permissible tacking under Rule 144) for at least two years, at and after which time no legend shall be required.

        (b) TRANSFERABILITY. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of EXHIBIT B hereto) at the principal office of the Company, PROVIDED, HOWEVER, that this Warrant may not be transferred in part unless the transferee and any subsequent tranferee acquires the right to purchase at least 25,000 shares (as adjusted pursuant to Section 2) of Warrant Stock hereunder.

        (c) WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.
 Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

     4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "EXPIRATION DATE"): (a) February 27, 2003, or (b) the effective date of the sale, conveyance, disposal, or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, PROVIDED that this Section 5(b) shall not apply a merger effected exclusively for the purpose of changing the domicile of the Company.

     6. NOTICES OF CERTAIN TRANSACTIONS.  In case:

        (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

        (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

        (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    10. NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

    11. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

    12. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

    13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

    14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

    15. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

    16. REGISTRATION OF SECURITIES.

        (a) As soon as possible after the original date of issuance of this Warrant, the Company shall use its best efforts to prepare and file a registration statement on Form S-3 (the "REGISTRATION STATEMENT") with the Commission under the Act to register the resale of the Common Stock issuable upon exercise of the Warrant ("REGISTRABLE SECURITIES") and thereafter shall use its best efforts to secure the effectiveness of such Registration Statement.

        (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and Purchaser or any transferee of the Registrable Securities (each, a "HOLDER") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and the Holder (in an amount for Holder's counsel not to exceed $5,000), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, brokerage or underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for Holder in excess of $5,000.

        (c) In the case of any registration effected by the Company pursuant to these registration provisions, and subject to the limitations on registration set forth in Section 16(d) below, the Company will use commercially reasonable efforts to: (i) keep such registration effective until two (2) years after the issuance date set forth on page 1 hereof; (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (v) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; and (vi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

        (d) The Company may, by written notice to Holder, delay the filing or effectiveness of, or suspend, the Registration Statement, and require that Holder immediately cease sales of shares pursuant to such Registration Statement in any period during which the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction ("COMPANY ACTIVITY") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Act in connection with the Registration Statement would require disclosure of the Company Activity; provided, however, that (A) the Company shall use commercially reasonable efforts to minimize the length of any such period of delay or suspension, (B) any such delay or suspension shall be applied in the same manner to any other resale registration statement then in effect, (C) no such suspension period shall extend longer than forty-five (45) consecutive calendar days, (D) no such suspension period may be imposed within forty-five
(45) days following the completion of a prior suspension period, and (E) the Company shall not impose suspension periods which, in the aggregate, exceed ninety (90) days in any twelve (12) month period. If the Company delays or suspends the Registration Statement or requires Holder to cease sales of shares pursuant to this Section 4(d), the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and/or give written notice to Holder authorizing it to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Act, the Company shall enclose such revised prospectus with the notice to Holders given pursuant to this Section 4(d), and Holder shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus. If the Company delays or suspends the Registration Statement or requires Holder to cease sales of shares pursuant to this Section 4(d), the Company shall extend the period during which it maintains effectiveness of the Registration Statement by the number of days of any such period of delay or suspension.

        (e) Holder hereby agrees to comply with the registration provisions herein described. Holder will only sell Registrable Securities at such time that information required to be included in the Registration Statement and previously supplied by Holder is accurate. The Company shall furnish to Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing. Holder agrees that the Company may impose a legend setting forth the provisions of
Section 16(e) on the Registrable Securities during the period of registration.

        (f) With a view to making available to the holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit Holder to sell Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company hereby covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the issuance of this Warrant; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and Exchange Act.

        (g) INDEMNIFICATION.

             (i) To the extent permitted by law, the Company will indemnify and hold harmless Holder, any underwriter (as defined in the Act) for Holder, its officers, directors, shareholders or partners and each person, if any, who controls Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(A) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 16(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; further provided, however, that the foregoing indemnity with respect to any untrue statement in or omission from any preliminary prospectus shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities if a copy of the final prospectus or any amendment thereto had not been sent or given to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person if required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus or amendment and such final prospectus or amendment was distributed to the Holder prior to such sale of Registrable Securities.

            (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 16(g)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 16 (g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 16(g)(ii) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

           (iii) Promptly after receipt by an indemnified party under this
Section 16(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 16(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if and only if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 16(g).

    17. RESALE RESTRICTIONS. Holder agrees that it will not sell any Registrable Securities issued hereunder until the effectiveness of the Registration Statement to be filed pursuant to Section 16 above. Notwithstanding the foregoing, the Company may suspend resales by the Holder if an underwriter reasonably determines that such resales would adversely affect the Company's ability to raise additional capital in a public offering of the Company's equity securities and such underwriter issues a written opinion to the Company to that effect. Any such suspension of resales by the Holder pursuant to the foregoing sentence will not exceed 120 calendar days commencing on the date of the
secondary offering.   The volume and resale restrictions set forth in this
Section 17 shall be set forth in any and all Registration Statements brought effective pursuant to Section 16 above, and the Company shall instruct its transfer agent, broker dealers and market makers to enforce the volume restrictions set forth herein. If the Company suspends resales by the Holder pursuant to this Section 17, the Company shall extend the period during which it maintains effectiveness of the Registration Statement by the number of days of any such period of suspension.




                      [SIGNATURE PAGE FOLLOWS]

Executed as of the date first set forth herein above.

                                       CENTURA SOFTWARE CORPORATION


                                       By /s/ John Bowman
                                          -------------------------

                                       Title:   CFO
                                              -------------------------

                                       Address: 975 Island Drive
                                                Redwood Shores, CA 94065

                                       Fax Number: (650)-596-4376

                                   EXHIBIT A
                                   ---------

                                 PURCHASE FORM
                                 -------------

To: Centura Software Corporation                         Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-[WarrantNo], hereby irrevocably elects to purchase _______ shares of the Common Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

     The undersigned further acknowledges that it has reviewed the representations and warranties contained in Section 4 of the Purchase Agreement (as defined in the Warrant) and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Purchase Agreement, PROVIDED that the term "Seller" shall refer to the undersigned and the term "Securities" shall refer to the Warrant Stock.


                                       Signature:
                                                  -----------------------------

                                       Address:
                                                  -----------------------------

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

    NAME OF ASSIGNEE         ADDRESS/FAX NUMBER          NO. OF SHARES
------------------------  ------------------------  ------------------------








Dated:                                 Signature:
       -----------------------------              -----------------------------

                                                  -----------------------------

                                       Witness: -------------------------------